UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 14, 2007

The Hallwood Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-08303 (Commission File Number)	51-0261339 (IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		(214) 528-5588

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         On March 14, 2007, the Board of Directors of The Hallwood Group Incorporated (the "Company") authorized a change in the compensation payable to Amber M. Brookman, the President of the Company's Brookwood Companies Incorporated subsidiary. As approved by the Board of Directors, the minimum bonus Ms. Brookman will receive for any year, beginning with the year 2007, will be $300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HALLWOOD GROUP INCORPORATED

Date: March 15, 2007	By:	/s/ Melvin J. Melle
	Name:	Melvin J. Melle
	Title:	Vice President